Thrivent Series Fund, Inc.

Form N-SAR for
Period Ended 12-31-04

INDEX TO EXHIBITS

EXHIBIT NO.                ITEM
-----------------          -----------------------------------------------------------------------------------

1.                         Report on internal control by Independent Public Accountants.
                           (Item 77.B.)